                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant |X|
Filed by a Party other than the Registrant | |
Check the appropriate box:
| | Preliminary Proxy Statement            | | Confidential, For Use of the Com-
                                               mission Only (as permitted by
                                               Rule 14a-6(e)(2))
|X| Definitive Proxy Statement
| | Definitive Additional Materials
| | Soliciting Material Under Rule 14a-12



                             SOFTNET SYSTEMS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
    |X| No fee required.
    | | Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and 0-11.
    (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5)  Total fee paid:

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     | | Fee paid previously with preliminary materials:

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     || Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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     (2)  Form, Schedule or Registration Statement no.:

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     (3)  Filing Party:

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     (4)  Date Filed:

[SOFTNET SYSTEMS, INC. LOGO]

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 5, 2001
                            ------------------------

TO THE STOCKHOLDERS OF SOFTNET SYSTEMS, INC.:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of SoftNet Systems, Inc., a Delaware corporation (the "Company"), will be held on Thursday, April 5, 2001, at 10:00 a.m. local time, at the Company's corporate offices located at 650 Townsend Street, Suite 225, San Francisco, California 94103, for the following purposes, as more fully described in the proxy statement accompanying this notice:

     1.  To elect directors;

     2. To appoint KPMG LLP as independent auditors of the Company for the fiscal year ending September 30, 2001; and

     3.  To conduct such other business as may properly come before the meeting.

     Only stockholders of record at the close of business on February 8, 2001 are entitled to notice of, and to vote at, this Annual Meeting. The stock transfer books will not be closed between the record date and the date of the meeting. A list of stockholders entitled to vote at this Annual Meeting will be available for inspection at the executive offices of the Company.

     All stockholders are cordially invited to attend the meeting in person. Whether or not you plan to attend, please sign and return the enclosed proxy as promptly as possible in the envelope enclosed for your convenience. Should you receive more than one proxy because your shares are registered in different names and addresses, each proxy should be signed and returned to assure that all your shares are voted. You may revoke your proxy at any time prior to this Annual Meeting. If you attend this Annual Meeting and vote by ballot, your proxy will be revoked automatically and only your vote by ballot at the meeting will be counted.

     WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN, DATE AND MAIL THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE FOR MAILING IN THE UNITED STATES. YOU MAY ALSO ELECT TO VOTE YOUR PROXY BY TELEPHONE AT NO CHARGE TO YOU; INSTRUCTIONS FOR TELEPHONE VOTING ARE ON YOUR PROXY CARD. A PROMPT RESPONSE IS HELPFUL, AND YOUR COOPERATION WILL BE APPRECIATED.

                                          By Order of the Board of Directors

                                          Steven M. Harris
                                          Senior Vice President and Secretary
February 23, 2001

                             SOFTNET SYSTEMS, INC.
                         650 TOWNSEND STREET, SUITE 225
                        SAN FRANCISCO, CALIFORNIA 94103
                            ------------------------

                                PROXY STATEMENT
                            ------------------------

                  FOR THE 2001 ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 5, 2001

GENERAL

     The enclosed proxy is solicited on behalf of the Board of Directors (the "Board of Directors" or the "Board") of SoftNet Systems, Inc., a Delaware corporation (the "Company"), for use at the 2001 Annual Meeting of Stockholders (the "Annual Meeting"). The Annual Meeting will be held at 10:00 a.m. on Thursday, April 5, 2001 at the Company's corporate offices located at 650 Townsend Street, Suite 225, San Francisco, California 94103. These proxy solicitation materials were mailed on or about February 23, 2001 to all stockholders entitled to vote at the Annual Meeting.

VOTING

     The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the accompanying notice and are described in more detail in this proxy statement. Only stockholders of record at the close of business on February 8, 2001, (the "Record Date") are entitled to notice of, and to vote at, the Annual Meeting. On the Record Date 26,276,993 shares of the Company's common stock, $.01 par value ("Common Stock"), were issued and outstanding. Each stockholder is entitled to one vote for each share of Common Stock held by such stockholder on February 8, 2001.

     A majority of the outstanding shares entitled to vote at the Annual Meeting will constitute a quorum. Each share has one vote on all matters to be voted upon at the Annual Meeting. If choices are not specified on the proxy, the shares will be voted for the proposal described herein and at the discretion of the proxy holders for all other matters.

     The following outlines the vote required to approve each proposal set forth in this proxy:

     - Proposal One, to elect directors, requires approval by a plurality of the shares of Common Stock present in person or by proxy at the Annual Meeting.

     - Proposal Two, to appoint KPMG LLP as independent auditors of the Company for the fiscal year ending September 30, 2001, requires approval by at least a majority of the shares of Common Stock present in person or by proxy at the Annual Meeting.

     The Board of Directors recommends a vote FOR each proposal.

REVOCABILITY OF PROXIES

     You may revoke or change your proxy at any time before the Annual Meeting by filing with the Secretary of the Company at the Company's principal executive offices, a notice of revocation or another signed proxy with a later date. If voting by telephone, any subsequent voting instructions will override all previous instructions. You may also revoke your proxy by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not of itself revoke a proxy).

SOLICITATION

     The Company will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of this proxy statement, the proxy and any additional soliciting materials furnished to stockholders. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries, and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. In addition, the Company may reimburse such persons for their costs in forwarding the solicitation materials to such beneficial owners. The original solicitation of proxies by mail may be supplemented by a solicitation by telephone, telegram, or other means by directors, officers, employees or a professional solicitation company. Except as described above, the Company does not presently intend to solicit proxies other than by mail.

                                  RISK FACTORS

     The Company faces certain risks in operating its business, and the Company's securityholders face certain risks in holding the Company's securities. Please see the Company's Annual Report on Form 10-K for the year ended September 30, 2000 and the Company's Quarterly Report on Form 10-Q for the quarter ended December 31, 2000, which are incorporated by reference herein.

                   MATTERS TO BE CONSIDERED AT ANNUAL MEETING

                                  PROPOSAL ONE

                             ELECTION OF DIRECTORS

     The number of directors has been fixed by the Board of Directors at five. At the Annual Meeting, five directors are to be elected to hold office until the next annual meeting of stockholders or until their successors are duly elected and qualified. Pacific Century Cyberworks has the right to nominate two directors pursuant to a stock purchase agreement between the Company and Pacific Century Cyberworks. Messrs. Bowden and Chan were nominated to the Board pursuant to that stock purchase agreement. It is intended that the proxies (except proxies marked to the contrary) will be voted for the nominees listed below. It is expected that the nominees will serve, but if any nominee declines or is unable to serve for any unforeseen cause, the proxies will be voted to fill any vacancy so arising in accordance with the discretionary authority of the persons named in the proxies.

NOMINEES

     The following table sets forth certain information concerning the nominees, all of whom are members of the present Board of Directors:

          NAME OF NOMINEE             AGE                      POSITION
          ---------------             ---                      --------
Ronald I. Simon.....................  62     Acting Chairman, Chief Executive Officer and
                                             Chief Financial Officer
Jeffrey A. Bowden...................  54     Director
Edward A. Bennett...................  54     Director
George C. Chan......................  48     Director
Robert C. Harris, Jr. ..............  54     Director

     Ronald I. Simon has served as a member of the Company's Board of Directors since September 1995, Chairman of the Board from August 1997 until April 1999, Vice Chairman of the Board from April 1999 to February 2001, and Acting Chairman, Chief Executive Officer and Chief Financial Officer since February 2001. Mr. Simon has served as a Director (since September 1999) of Western Water Company, a developer and marketer of water and water rights, and was its Executive Vice President and Chief Financial Officer from May 1997 through April 2000. He has served as a Director of Collateral Therapeutics Inc., a developer of non-surgical gene therapy procedures for the treatment of cardiovascular diseases, since May 1999. Mr. Simon serves as Director of Westcorp Investments, a wholly-owned subsidiary of Westcorp, Inc., a holding company for Western Financial Bank. In addition, Mr. Simon served as Chairman and Chief Financial Officer of Sonant Corporation, an interactive voice response equipment company, from 1993 to 1997. He has also been active as a financial consultant since 1990. From 1986 to 1990 he was Managing Director and Chief Financial Officer of Henley Group, Inc.

     Jeffrey A. Bowden has served as a member of the Company's Board of Directors since December 2000. He is Executive Vice President, Strategic Integration, of Pacific Century CyberWorks. From 1994 to 1996 he served as Vice President, Corporate Strategy and Assurance and Vice President, Merger Integration, at the NYNEX Corporation, where he led the company's merger integration with Bell Atlantic. Mr. Bowden has served twice as a Vice President and Director of the Boston Consulting Group Inc. ("BCG"), from 1988 to 1994 and from 1998 to 2000. BCG is one of the world's leading business international strategic management consulting companies. Mr. Bowden was co-head of the firm's North America Technology and Communications Practice, directing the Group's client relationships with North America's leading communications and data services providers

     Edward A. Bennett has served as a member of the Company's Board of Directors since January 1998. Mr. Bennett is Chairman of Vaultus, Inc., a provider of wireless data solutions, and is a director of Engage Technologies Inc., a director of Real Names Corp and a director of Key 3 Media. From 1997 until 2000, Mr. Bennett served as President and Chief Executive Officer of Bennett Media Collaborative, a new media, Internet and technology consulting company. Mr. Bennett also served as President and Chief Executive Officer of Prodigy Ventures, an Internet/technology investment firm from June 1996 to June 1997 and as President and Chief Executive Officer of Prodigy Services Corporation, an Internet services company from 1995 to June 1996. Prior to that, Mr. Bennett served as President and Chief Executive Officer of VH-1 Networks, a television programming company, from 1989 to 1994.

     George C. Chan has served as a member of the Company's Board of Directors since December 1999. Mr. Chan is Executive Director of Pacific Century CyberWorks, a diversified holding company located in Hong Kong, and has been with the company since January 1994. Mr. Chan is a director of several companies, both affiliated and not affiliated with Pacific Century Group, in the investment, financial services, consultancy, administrative and management services, technology and property, advertising, and interactive data services industries.

     Robert C. Harris, Jr. has served as a member of SoftNet's Board of Directors since May 1998. Mr. Harris has served as a Senior Managing Director and Head of Investment Banking in the San Francisco office of Bear, Stearns & Co. Inc. since November 1997. Mr. Harris also serves as Director of MDSI Mobile Data Solutions, Inc. and Xoom.com. From 1989 to 1997, Mr. Harris was a co-founder and a Managing Director of Unterberg Harris, a registered broker-dealer and investment advisory firm. From 1984 to 1989, Mr. Harris was a General Partner, Managing Director, and Director of Alex. Brown & Sons.

BOARD MEETINGS AND COMMITTEES

     The Board of Directors held 15 meetings and took action by written consent 4 times during the fiscal year ended September 30, 2000. Mr. Chan attended 50% of the meetings of the Board of Directors and the Committees on which he served. The Board of Directors has four standing committees: the Audit Committee, the Compensation Committee, the Secondary Stock Committee and the Executive Committee. There is no nominating committee, however, the Executive Committee performed the tasks of the nominating committee during the fiscal year.

     The Audit Committee, currently consisting of Messrs. Bennett, Bowden and Chan, held one meeting during the fiscal year ended September 30, 2000. The Audit Committee meets with the Company's financial management and its independent accountants and reviews internal control conditions, audit plans and results, and financial reporting procedures. All committee members are independent, as defined under Nasdaq regulations.

     The Compensation Committee, currently consisting of Messrs. Bowden, Bennett, Chan and Harris, held two meetings and took action by written consent five times during the fiscal year. The Compensation Committee reviews and approves the Company's compensation arrangements for key employees and has co-authority with the Secondary Stock Committee to administer the Company's 1998 Stock Incentive Plan and 1999 Supplemental Stock Incentive Plan.

     The Secondary Stock Committee, which is currently vacant, took action by written consent twenty six times during the fiscal year. The Secondary Stock Committee has primary authority to administer the Company's 1998 Stock Incentive Plan and the 1999 Supplemental Stock Incentive Plan.

     The Executive Committee, currently consisting of Messrs. Bowden, Bennett and Simon, held two meetings and took action by written consent five times during the fiscal year. The Executive Committee has all the authority of the Board, except with respect to items requiring stockholder approval or submission, the filling of Board or Committee vacancies, fixing director compensation, amending or adopting Bylaws or amending or appealing Board resolutions that are not amenable or repealable.

DIRECTOR COMPENSATION

     On February 9, 2001, the Board of Directors approved an increase in the monthly retainer to be paid to current members of the board who are not employees of the Company or of a subsidiary of the Company. Effective December 2000 through June 2001, such directors are to be paid a monthly retainer of $20,000. In addition, each Director was granted options to purchase 80,000 shares at the closing price on February 9, 2001, such options to be 100% vested as of June 30, 2001. Messrs. Bowden and Chan have declined all directors' fees and option grants.

     In addition, under the 1998 Amended Stock Incentive Plan, each non-employee Board member who was a Board member at the time the 1998 Amended Stock Incentive Plan was adopted, specifically Messrs. Bennett, Harris, and Simon, receives options to purchase 20,000 shares at the Annual Stockholders Meeting 2001.

     On February 2, 2001, Mr. Simon was appointed Acting Chairman, Acting Chief Executive Officer and Acting Chief Financial Officer. Mr. Simon's compensation was set at $10,000 per week for the month of February, 2001.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE ELECTION OF THE NAMED NOMINEES.

                                  PROPOSAL TWO

              CONFIRMATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors has selected KPMG LLP to audit the financial statements of the Company for the year ending September 30, 2001, and recommends that the stockholders confirm the selection. Confirmation of this selection requires approval by at least a majority of the shares of Common Stock present in person or by proxy at the Annual Meeting. In the event of a negative vote, the Board will reconsider its selection.

     KPMG LLP replaced PricewaterhouseCoopers LLP ("PWC") as the Company's independent accountants and auditors and effective June 26, 1999. The decision to dismiss PWC and change independent auditors was approved by the Company's Board of Directors. In connection with PWC's audits for the two fiscal years prior to its dismissal, there were no disagreements with PWC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PWC, would have caused them to make reference to the subject matter of the disagreements in their report on the financial statements for such years. PWC's report on the financial statements for the past two years contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

     Representatives of KPMG LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they so desire, and are expected to be available to respond to appropriate questions.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE CONFIRMATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS.

                  BENEFICIAL SECURITY OWNERSHIP OF MANAGEMENT
                         AND CERTAIN BENEFICIAL OWNERS

     Please see the Company's Annual Report on Form 10-K for the year ended September 30, 2000, which is incorporated herein by this reference.

EMPLOYMENT AND CHANGE OF CONTROL AGREEMENTS

     Please see the Company's Annual Report on Form 10-K for the year ended September 30, 2000 and Quarterly Report on Form 10-Q for the quarter ended December 31, 2000, which are incorporated herein by this reference.

INDEMNIFICATION OF DIRECTORS AND LIMITATION OF LIABILITY

     Please see the Company's Annual Report on Form 10-K for the year ended September 30, 2000, which is incorporated herein by this reference.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee is responsible for the Company's executive compensation policies and for annually determining the compensation to be paid to the executive officers of the Company.

OVERVIEW AND PHILOSOPHY

     The executive compensation program of the Company is intended to provide overall levels of compensation for the executive officers which are competitive for the industries and the geographic areas within which they operate, the individual's experience and contribution to long-term success of the Company. The Board believes that its task of determining fair and competitive compensation is ultimately judgmental.

     The program is composed of base salary, annual incentive compensation, equity based incentives and other benefits generally available to all employees. As of September 30, 2000, options on 6,472,950 shares of the Common Stock were outstanding and 4,890,500 options were granted to employees during the fiscal year ended September 30, 2000.

BASE SALARY

     The base salary for each executive is intended primarily to be competitive with companies in the industries and geographic areas in which the Company competes. In making annual adjustments to base salary, the Board also considers the individual's performance over a period of time as well as any other information which may be available as to the value of the particular individual's past and prospective future services to the Company. This information includes comments and performance evaluations by the Company's Chief Executive Officer and Chief Operating Officer. The Board considers all such data; it does not prescribe the relative weight to be given to any particular component.

ANNUAL INCENTIVE COMPENSATION

     Annual incentive compensation is ordinarily determined by a formula, which considers the overall operations and financial performance of the Company and its subsidiaries.

LONG-TERM INCENTIVES

     In general, the Board believes that equity based compensation should form a part of an executive's total compensation package. Stock options are granted to executives because they directly relate the executive's earnings to the stock price appreciation realized by the Company's stockholders over the option period. Stock options also provide executives the opportunity to acquire an ownership interest in the Company. The number of shares covered by each executive's option is determined by factors similar to those considered in establishing base salary.

OTHER

     Other benefits are generally those available to all other employees in the Company, or a subsidiary, as appropriate. Together with perquisites, these benefits did not exceed 10% of any executive's combined salary and bonus in Fiscal 2000.

COMPENSATION FOR CHIEF EXECUTIVE OFFICER

     The Board applies the same standard in establishing the compensation of the Company's Chief Executive Officer as are used for other executives. However, there are procedural differences. The Chief Executive Officer does not participate in setting the amount and nature of the compensation.

DEDUCTION LIMIT FOR EXECUTIVE COMPENSATION

     Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to publicly held companies for compensation exceeding $1 million paid to certain of the corporation's executive officers. The limitation applies only to compensation, which is not considered to be performance-based compensation. Compensation, which qualifies as performance-based compensation, will not have to be taken into account for purposes of this limitation. The non-performance based compensation to be paid to the Company's executive officers for Fiscal 2000 did not exceed the $1 million limit per officer, nor is it expected that the non-performance based compensation to be paid to the Company's executive officers for Fiscal 2001 will exceed that limit. Because it is very unlikely that the compensation payable to any of the Company's executive officers in the foreseeable future will approach the $1 million limit, the Board has not taken any action to limit or restructure the elements of cash compensation payable to the Company's executive officers. The Board will reconsider this matter should the individual compensation of any executive officer ever approach the $1 million level.

     This report is submitted by the Compensation Committee of the Board of Directors of the Company, as of the fiscal year ended September 30, 2000.

                                          Jeffrey A. Bowden
                                          Edward A. Bennett
                                          George C. Chan
                                          Robert C. Harris, Jr.

                           REPORT OF AUDIT COMMITTEE

February 23, 2000
To the Board of Directors of SoftNet Systems, Inc.:

     In accordance with its written charter adopted by the Board of Directors, the Audit Committee of the Board (the "Committee") assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, and financial reporting practices of the Company. A copy of the Committee's charter is attached hereto as Appendix A.

     We have reviewed and discussed with management the Company's audited financial statements as of and for the year ended September 30, 2000.

     We have discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

     We have received and reviewed the written disclosures and letter from the independent auditors required by Independence Standard No. 1, Independent Discussions with Audit Committees, as amended, by the Independence Standards Board, and have discussed with the auditors the auditors' independence.

     Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the financial statements referred to above be included in the Company's Annual Report on Form 10-K for the year ended September 30, 2000.

          Edward A. Bennett
          Jeffrey A. Bowden
          George C. Chan

                                   AUDIT FEES

     The following table sets forth fees billed or expected to be billed to the Company by KPMG LLP for: 1) services rendered for the audit of the Company's annual financial statements for fiscal year 2000 and review of quarterly financial statements, 2) services rendered during fiscal year 2000 for provision of any financial information systems design and implementation, and 3) all other fees for services rendered during fiscal year 2000. The Audit Committee has considered whether the provision of services for non-audit services is compatible with KPMG LLP's independence.

Audit Fees..................................................  $489,500
Financial Information Systems Design and Implementation
  Fees......................................................  $      0
All Other Fees..............................................  $437,218

                               PERFORMANCE GRAPH

     Set forth below is a comparison of the total stockholder return on the Company's Common Stock for the period beginning September 30, 1995 and ending September 30, 2000 with the total stockholder return for the same period for the Nasdaq (US) Index and the Russell 2000 Index. The total stockholder return reflects the annual change in share price, assuming an investment of $100.00 on September 30, 1995 plus the reinvestment of dividends, if any. No dividends were paid on the Common Stock during the period shown. The return shown is based on the annual percentage change during each fiscal year in the five year period ended September 30, 2000. The stock price performance shown below is not necessarily indicative of future stock price performance.

       COMPARISON OF CUMULATIVE TOTAL RETURN AMONG SOFTNET SYSTEMS, INC.,
        THE NASDAQ STOCK MARKET (U.S.) INDEX AND THE RUSSELL 2000 INDEX

                              [PERFORMANCE GRAPH]

* $100 INVESTED ON 9/30/95 IN STOCK OR INDEX -- INCLUDING REINVESTMENT OF DIVIDENDS. FISCAL YEAR ENDING SEPTEMBER 30.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Please see the Company's Annual Report on Form 10-K for the year ended September 30, 2000, which is incorporated herein by this reference.

               COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

     Please see the Company's Annual Report on Form 10-K for the year ended September 30, 2000, which is incorporated herein by this reference.

                            STOCKHOLDERS' PROPOSALS

     Stockholders are entitled to present proposals for action at a forthcoming meeting if they comply with the requirements of the proxy rules promulgated by the Securities and Exchange Commission. Proposals of stockholders of the Company intended to be presented for consideration at the Company's 2002 Annual Meeting of Stockholders must be received by the Company no later than November 15, 2001, in order that they may be included in the proxy statement and form of proxy related to that meeting.

                                 OTHER MATTERS

     Management knows of no matters, other than those referred to in this proxy statement, which will be presented to the Annual Meeting. However, if any other matters properly come before the Annual Meeting or any adjournment, the persons named in the accompanying proxy will vote it in accordance with their best judgment on such matters.

     The Company has furnished its financial statements to stockholders in its 2000 Annual Report, which accompanies this proxy statement. The 2000 Annual Report contains a complete copy of the Company's Form 10-K for the year ended September 30, 2000. In addition, the Company will provide, for a fee, on the request of such stockholder, copies of exhibits to the Form 10-K. Requests for copies of such exhibits should be directed to Steven M. Harris, Secretary, 650 Townsend Street, Suite 225, San Francisco, California 94103; telephone number
(415) 365-2500.

                      DOCUMENTS INCORPORATED BY REFERENCE

     The following documents filed by the Company with the Commission (File No. 1-5270) pursuant to the Exchange Act are incorporated herein by reference:

     1. The Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2000.

     2. The Company's Current Report on Form 8-K filed with the Commission on October 6, 2000.

     3. The Company's Current Report on Form 8-K filed with the Commission on November 13, 2000.

     4. The Company's Current Report on Form 8-K filed with the Commission on November 16, 2001.

     5. The Company's Current Report on Form 8-K filed with the Commission on December 5, 2001.

     6. The Company's Current Report on Form 8-K filed with the Commission on December 21, 2001.

     7. The Company's Current Report on Form 8-K filed with the Commission on January 24, 2001.

     8. The Company's Current Report on Form 8-K filed with the Commission on February 5, 2001.

     9. The Company's Quarterly Report on Form 10-Q for the fiscal quarter ended December 31, 2000.

     The Company will provide, without charge, a copy of any document hereby incorporated by reference to each stockholder who requests copies of such documents. Requests should be made to the Company at 650 Townsend Street, Suite 225, San Francisco, California, 94103; ATTN: Steven M. Harris, Secretary.

                                                                      APPENDIX A

                             SOFTNET SYSTEMS, INC.

                   AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                                    CHARTER

I. PURPOSE

     The primary function of the Audit Committee (the "Committee") is to assist the Board of Directors of SoftNet Systems, Inc. ("SoftNet") in fulfilling its oversight responsibilities by reviewing financial reports and other financial information to be provided to the stockholders and others, the systems of internal controls that management and the Board of Directors have established, and the SoftNet's audit and financial reporting process.

     The Committee is also to assist the Board of Directors by reviewing the independence and performance of the independent auditors retained by SoftNet. The independent auditors ultimate responsibility is to the Board of Directors and the Committee, as representatives of the stockholders. These representatives therefore have the authority to select, evaluate, and, where appropriate, replace the independent auditors.

     The Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.

II. COMPOSITION

     The Committee shall be comprised of three or more independent directors.

     All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise.

III. MEETINGS

     The Committee shall meet periodically as necessary to fulfill its responsibilities enumerated in Section IV of this Charter. The Committee shall hold special meetings as circumstances require. Meetings may be via telephone. For all meetings, management will prepare an agenda, which will be subject to approval by the Committee.

IV. RESPONSIBILITIES AND DUTIES

     To fulfill its responsibilities and duties the Committee shall:

     1. Review this Charter at least annually and recommend any changes to the Board of Directors.

     2. Review the SoftNet's annual financial statements and other relevant financial reports or financial information.

     3. Review the regular internal financial reports prepared by management and any internal auditing department or other financial review personnel.

     4. Recommend to the Board of Directors the selection of the independent auditors and approve the fees and other compensation to be paid to the independent auditors.

     5. On an annual basis, the Committee shall obtain a formal written statement from the independent auditors delineating all relationships between the auditors and SoftNet consistent with Independence Standards Board Standard 1, and shall review and discuss with the auditors all significant relationships the auditors have with SoftNet to determine the auditors' independence.

     6. Review the performance of the independent auditors and approve any proposed discharge of the independent auditors when circumstances warrant.

     7. Following completion of the annual audit, review separately with the independent auditors, the internal auditing department, if any, and management, any significant difficulties encountered during the course of the audit.

     8. The Committee shall periodically report the results of significant activities to the Board of Directors.

     9. Perform any other activities consistent with this Charter, the Corporation's By-laws and governing law, as the Committee or the Board of Directors deems necessary or appropriate.

This Proxy will be voted at the discretion of the proxy holders on such other matters as may come before the Annual Meeting.

Your votes as
indicated in   /X/
this example

1. To Elect Directors; 01 Ronald J. Simon, 02 Jeffrey A. Bowden, 03 Edward A. Bennett, 04 George C. Chan, 05 Robert C. Harris, Jr.
                                 FOR   WITHHELD
                                 / /     / /

2. To appoint KPMG LLP as independent auditors of the Company for the fiscal year ending September 30, 2001.

                            FOR   AGAINST    ABSTAIN
                            / /     / /        / /

I/we plan to attend the meeting.  / /

FOR, except vote withheld for the following nominees:

------------------------------------------------------------------------

I consent to future access to the Annual Reports and Proxy Statements electronically via the internet. I understand that the Corporation may no longer distribute printed materials to me for any future shareowner meetings until my consent is revoked. I understand that I may revoke my consent at any time by giving written notice to the Corporation.

Each of the proxies or their substitutes as shall be present and acting at the Annual Meeting shall have and may exercise all of the powers of all of said proxies hereunder.

Date:
     ----------------------------------------

     ----------------------------------------

     ----------------------------------------
     Please sign your name:

                           -- FOLD AND DETACH HERE --

                               VOTE BY TELEPHONE

                          QUICK *** EASY *** IMMEDIATE

-------------------------------------------------------------------------------
          **IF YOU WISH TO VOTE YOUR SHARES BY TELEPHONE, PLEASE FOLLOW
                            THE INSTRUCTIONS BELOW**
-------------------------------------------------------------------------------

YOUR TELEPHONE INSTRUCTION WILL AUTHORIZE THE NAMED PROXIES IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED YOUR DIRECTION CARD

  * You will be asked to enter a Control Number which is located in the box in the lower right hand corner of this form.

  * After voting your shares you will be asked if you wish to attend the meeting.

VOTE BY PHONE: FOR U.S. STOCKHOLDERS ONLY, CALL TOLL-FREE ON A TOUCH-TONE
               TELEPHONE 1-800-840-1208 ANYTIME. THERE IS NO CHARGE TO YOU FOR THIS CALL.

     After entering your Control Number you will hear these instructions.

     OPTION #1. To vote as the Board of Directors recommends on ALL proposals:
     Press 1

     WHEN ASKED, PLEASE CONFIRM YOUR VOTE BY PRESSING 1.

     OPTION #2. If you choose to vote on each proposal separately press 0. You will hear these instructions:

     Proposal (1): To vote FOR ALL nominees, press 1; to WITHHOLD FOR ALL nominees, press 9
     To WITHHOLD FOR AN INDIVIDUAL nominee, Press 0 and listen to the instructions

     Proposals (2): To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0

     WHEN ASKED, PLEASE CONFIRM YOUR VOTE BY PRESSING 1.

     Consent to view Annual Reports and Proxy Statements on-line

     Press 1 to CONSENT to view future Annual Reports and Proxy Statements for this account via the internet. You may revoke this consent at any time by giving written notice to the Corporation

     WHEN ASKED, PLEASE CONFIRM YOUR VOTE BY PRESSING 1.

If you vote by telephone, there is not need for you to mail in your proxy card.
                              THANK YOU FOR VOTING

                             SOFTNET SYSTEMS, INC.

                                     PROXY

                 ANNUAL MEETING OF STOCKHOLDERS, APRIL 5, 2001

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Ronald I. Simon, Steven M. Harris and Jason G. Wilson, and each of them, attorneys and proxies of the undersigned, with full power of substitution, and hereby authorizes them to represent the undersigned at the Annual Meeting of Stockholders (the "Annual Meeting") of SoftNet Systems, Inc. to be held on April 5, 2001 and at any adjournments thereof, and to vote, as designated on the reverse side, all of the shares of Common Stock of the Company held of record by the undersigned on February 8, 2001, which the undersigned is entitled to vote, either on his own behalf or on behalf of any entity or entities, with the same force and effect as the undersigned might or could do if personally present thereat.

                          (CONTINUED ON REVERSE SIDE)

                           -- FOLD AND DETACH HERE --

                            YOUR VOTE IS IMPORTANT!

                        YOU CAN VOTE IN ONE OF TWO WAYS:

       1. CALL TOLL FREE 1-800-840-1208 on a Touch-Tone Telephone and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

                                       OR
                                       --

       2. Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

If you wish to view future Softnet Systems, Inc. Annual Reports and Proxy Statements on-line instead of receiving the printed documents, which will assist the Corporation in reducing future printing and mailing costs, please

o visit ChaseMellon's web site registration page at HTTP://WWW.EPROXY.COM/SOFN

                                       OR
                                       --

o call TOLL FREE 1-800-840-1208 on a Touch-Tone Telephone and follow the instructions on the reverse side

                                       OR
                                       --

o check the box on the signature side of the enclosed proxy card and return in the postage paid envelope provided.